Exhibit 99.1

Press Release

HILTON GRAND VACATIONS ADOPTS ONE-YEAR SHAREHOLDER RIGHTS PLAN

ORLANDO, Fla. (April 16, 2020) — Hilton Grand Vacations Inc. (NYSE: HGV) (the “Company”) announced today that its board of directors (the “Board”) has approved the adoption of a 364-day duration shareholder rights plan (the “Rights Plan”) effective April 16, 2020 to protect shareholder interests and maximize value for all shareholders.

“The COVID-19 pandemic has caused unprecedented disruption to the global travel industry,” said Leonard Potter, Chairman of the Board. “As a result, we have seen dislocations in equity market valuations and, in particular, a decline in HGV’s share price and elevated trading volume in recent weeks. The adoption of the one-year Rights Plan will protect against parties seeking to take advantage of the current market environment to the detriment of HGV and its shareholders.

“We remain focused on taking steps to maintain the stability of our business as we position the Company for long-term success. Over the past several weeks, we have taken critical steps to mitigate near-term risks by reducing operating costs, deferring capital expenditures and strengthening our liquidity position, thereby enhancing our immediate financial flexibility,” Potter continued. “We are confident that over time our core strategy of driving Net Owner Growth along with a robust inventory pipeline will enable us to deliver significant value for shareholders. We will continue to engage with shareholders, including on the topic of the Rights Plan, as we move through this unprecedented period.”

The Rights Plan is similar to plans adopted by other public companies, and is designed to ensure that no person or group can take advantage of the depressed share price and gain a control or control-like position in the Company’s stock through open market accumulation or other tactics potentially disadvantaging the interest of all shareholders without negotiating with the Board and without paying an appropriate control premium to all the shareholders of the Company. In deciding to adopt the Rights Plan, the Board noted that, as of the close of trading on April 1, 2020, the price of the Company’s common stock had declined by over 50% since the close of trading on January 31, 2019, due to the COVID-19 pandemic and related market volatility. The rights will be issued to shareholders of record on April 27, 2020.

The Rights Plan will expire on April 15, 2021. The Board will consider an earlier termination of the Rights Plan if market and other conditions warrant.

The Rights Plan is intended to position the Board to fulfill its fiduciary duties on behalf of all shareholders by ensuring that the Board has sufficient time to make informed judgments about any attempts by investors to buy control or control-like stakes in the Company. The Rights Plan applies to all current and future shareholders and is not intended to deter offers that are fair and otherwise in the best interest of the Company’s shareholders.

The Rights Plan will not prevent, nor is it intended to prevent, a takeover of the Company. Because the rights may be redeemed by the Company under certain circumstances, they should not interfere with any merger or other business combination approved by the Board. The issuance of the rights does not in any way diminish the financial strength of the Company or interfere with its business plans. The issuance of the rights has no dilutive effect, will not affect reported earnings per share and will not change the way the Company’s common stock is currently traded.

The plan provides for the issuance of one right for each outstanding share of the Company’s common stock. In general, the rights will become exercisable only if a person or group acquires beneficial ownership of 10% (or 20% for certain passive investors) or more of the Company’s outstanding common stock or announces a tender or exchange offer that would result in beneficial ownership of 10% (or 20% for certain passive investors) or more of the Company’s common stock. Each right will entitle the holder to buy one one-thousandth (1/1000) of a share of a series of junior preferred stock at an exercise price of $90.00 per right, subject to anti-dilution adjustments. The Board may, at its option, redeem all rights for $0.001 per right at any time prior to the Distribution Date, as defined in the Rights Plan. If a person or group acquires beneficial ownership of 10% (or 20% for certain passive investors) or more of the Company’s outstanding common stock, each right will entitle holders, other than the acquiring person or group, to purchase from the Company for $90.00, subject to certain potential adjustments, shares of the Company’s common stock having a market value of twice that amount. Additional details regarding the Rights Plan, including the restrictions on passive investors, are contained in a Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”).

The plan also includes an exchange option. If a person or group acquires beneficial ownership of 10% (or 20% for certain passive investors) or more, but less than 50%, of the outstanding common stock, the Board may at its option exchange the rights in whole or in part for shares of the Company’s stock. Under this option, the Company would exchange each Right in whole or in part, at an exchange ratio of one share of common stock per Right. If the Company does not then have a sufficient number of shares of its common stock, the Company will take all such action as necessary to authorize additional shares of common stock and, if unable to do so, will substitute preferred stock. This exchange would not apply to shares held by the person or group that acquired beneficial ownership of 10% (or 20% for certain passive investors) or more of the Company’s common stock.

If, after the rights have become exercisable, the Company merges or otherwise combines with another entity, or sells assets constituting more than 50% of its assets or producing more than 50% of its earning power or cash flow, each right then outstanding will entitle its holder to purchase for $90.00, subject to anti-dilution adjustments, a number of the acquiring party’s common shares having a market value of twice that amount.

If a shareholder beneficially owns 10% or more of the Company’s common stock at the time of the adoption of the plan, such shareholder’s ownership will be grandfathered, but the rights would become exercisable if such shareholder subsequently increases its ownership by one share.

The Rights Plan also includes a qualifying offer provision, which allows shareholders to require the Board to call a special meeting to vote on a pending offer, provided the offer meets certain qualifying criteria.

Important Notice

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to the future of HGV, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words, although not all forward-looking statements may contain such words. The forward-looking statements contained in this press release include statements related anticipated future events and expectations that are not historical facts. HGV cautions you that its forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of HGV to be materially different from the future results, performance or achievements expressed or implied by its forward-looking statements. HGV’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on such statements. Factors that could cause HGV’s actual results to differ materially from those contemplated by its forward-looking statements include risks associated with: the inherent business, financial and operating risks of the timeshare industry, including limited underwriting standards due to the real-time nature of industry sales practices, and the intense competition associated with the industry; HGV’s ability successfully market and sell VOIs; HGV’s development and other activities to source inventory for VOI sales; significant increases in defaults on HGV’s vacation ownership mortgage receivables; the ability of managed homeowner associations to collect sufficient maintenance fees; general volatility in the economy and/or the financial and credit markets; adverse economic or market conditions and trends in the tourism and hospitality industry, which may impact the purchasing and vacationing decisions of consumers; actions of HGV or the occurrence of other events that could cause a breach under or termination of the HGV’s license agreement with Hilton that could affect or terminate HGV’s access to the Hilton brands and programs, or actions of Hilton that affect the reputation of the licensed marks or Hilton’s programs; Hilton’s sole and discretionary consent right with respect to any acquisition or similar transaction by a third party of HGV pursuant to the license agreement; economic and operational uncertainties related to HGV’s expanding global operations, including HGV’s ability to manage the outcome and timing of such operations and compliance with anti-corruption, data privacy and other applicable laws and regulations affecting HGV’s international operations; the effects of foreign currency exchange; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; HGV’s acquisitions, joint ventures, and strategic alliances that may not result in expected benefits, including the termination of material fee-for-service agreements; HGV’s dependence on third-party development activities to secure just-in-time inventory; HGV’s use of social media platforms; cyber-attacks, security vulnerabilities, and information technology system failures resulting in disclosure of personal data, company data loss, system outages or disruptions of online services, which could lead to reduced revenue, increased costs, liability claims, harm to user engagement, and harm to HGV’s reputation or competitive position; the impact of claims against HGV that may result in adverse outcomes, including regulatory proceedings or litigation; HGV’s credit facilities, indenture and other debt agreements and instruments, including variable interest rates, operating and financial restrictions, HGV’s ability to make scheduled payments, and its ability to refinance its debt on acceptable terms, or at all; the continued service and availability of key executives and employees; and catastrophic events, geo-political conditions or global health crisis, including war, terrorist activity, political strife, natural disasters, pandemic outbreak, such as the coronavirus, that may disrupt HGV’s operations in key vacation destinations. Any one or more of the foregoing factors could adversely impact HGV’s operations, revenue, operating margins, financial condition and/or credit rating. For additional information regarding factors that could cause HGV’s actual results to differ materially from those expressed or implied in the forward-looking statements in this press release, please see the risk factors discussed in “Part I—Item 1A. Risk Factors” of HGV’s Annual Report on Form 10-K for the year ended December 31, 2019, and those described from time to time in other periodic reports that HGV files with the SEC. There may be other risks and uncertainties that HGV is unable to predict at this time or that HGV currently does not expect to have a material adverse effect on its business. Except for HGV’s ongoing obligations to disclose material information under the federal securities laws, HGV undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in management’s expectations, or otherwise.

About Hilton Grand Vacations Inc.

Hilton Grand Vacations Inc. (NYSE:HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Florida, Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The Company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for more than 325,000 club members. For more information, visit www.hiltongrandvacations.com.

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